UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 29, 2025

LIBERTY LATIN AMERICA LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-38335	98-1386359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)
Clarendon House,
2 Church Street,
Hamilton HM 11, Bermuda
(Address of Principal Executive Office)
(303) 925-6000
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Class A Shares, par value $0.01 per share	LILA	The NASDAQ Stock Market LLC
Class C Shares, par value $0.01 per share	LILAK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a
Registrant.

On January 29, 2025, Coral-US Co-Borrower LLC (the “Original Co-Borrower”), as borrower and guarantor, entered into the financing arrangements described below. The arrangements amend, supplement and/or restate (as described below) the amended and restated credit agreement originally dated March 7, 2018 made between, among others, Sable International Finance Limited (the “Original Borrower”) and the Original Co-Borrower, as borrowers and guarantors (together, the “Initial Borrowers”), the guarantors named therein (the “Guarantors”), and The Bank of Nova Scotia, as administrative agent (the “Administrative Agent”) and security trustee (the “Security Trustee”) (as amended, restated, supplemented or otherwise modified from time to time prior to the 2025 Additional Facility Effective Date and the 2025 Extension Effective Date, as applicable (each as defined below), the “Existing Credit Agreement”), and as amended, supplemented and/or restated by the Additional Facility Joinder Agreement and the Amendment Agreement (each as defined below) as of the 2025 Additional Facility Effective Date and the 2025 Extension Effective Date, as applicable, the “Amended Credit Agreement”). Each of the Initial Borrowers and the Guarantors is a wholly-owned indirect subsidiary of Liberty Latin America Ltd.

The Original Co-Borrower, the Guarantors, the lenders named therein (the “Term B-7 Facility Lenders”), the Administrative Agent and the Security Trustee entered into an additional facility joinder agreement dated January 29, 2025 (the “Additional Facility Joinder Agreement”), and the Initial Borrowers, the Guarantors, the lenders named therein (the “2025 Extending Class B Revolving Credit Lenders”), the Administrative Agent and the Security Trustee entered into an amendment agreement dated January 29, 2025 (the “Amendment Agreement”), in each case pursuant to the Existing Credit Agreement.

Under the terms of the Additional Facility Joinder Agreement, the Term B-7 Facility Lenders agreed to provide a $1,530 million term loan facility (the “Term B-7 Facility”) to the Original Co-Borrower under and in accordance with the terms of the Existing Credit Agreement. The final maturity date for the Term B-7 Facility is January 31, 2032. The Term B-7 Facility bears interest at a rate of SOFR plus 3.25% subject to a SOFR floor of 0.00%. The proceeds of the advance under the Term B-7 Facility are expected to be used to redeem in full the term loan B-5 facility established under the Existing Credit Agreement and for the payment of any related fees and expenses.

Under the terms of the Amendment Agreement, certain 2025 Extending Class B Revolving Credit Lenders holding 2024 Extended Class B Revolving Credit Commitments agreed to increase their 2024 Extended Class B Revolving Credit Commitments under (and as defined in) the Existing Credit Agreement and all 2025 Extending Class B Revolving Credit Lenders agreed to extend the maturity date of their respective 2024 Extended Class B Revolving Credit Commitments (after giving effect to such increase), in an aggregate principal amount of $460 million (the “2025 Extended Class B Revolving Credit Commitments”), to (i) July 31, 2027, upon the consummation of the 2027 Notes Refinancing (as defined in the Existing Credit Agreement); (ii) April 15, 2029, upon the later of the consummation of the 2027 Notes Refinancing and the Term B-5 Loan Refinancing (as defined in the Existing Credit Agreement); and (iii) January 31, 2031, upon the latest of the consummation of the 2027 Notes Refinancing, the Term B-5 Loan Refinancing and the Term B-6 Loan Refinancing (as defined in the Existing Credit Agreement).

The Term B-7 Facility Lenders and the 2025 Extending Class B Revolving Credit Lenders provided their consents to amendments to certain provisions of the Existing Credit Agreement outlined in, and by way of, the Additional Facility Joinder Agreement and the Amendment Agreement, as applicable. The Term B-7 Facility became effective on January 29, 2025 (the “2025 Additional Facility Effective Date”), and the 2025 Extended Class B Revolving Credit Commitments became effective, on January 29, 2025 (the “2025 Extension Effective Date”).

The obligations of the Initial Borrowers and the Guarantors under the Term B-7 Facility and the 2025 Extended Class B Revolving Credit Commitments will remain guaranteed by the Initial Borrowers and the Guarantors, and will continue to be secured by pledges over the shares of each Guarantor and certain subordinated shareholder loans.

The foregoing descriptions of the Additional Facility Joinder Agreement, the Term B-7 Facility, the Amendment Agreement, the 2025 Extended Class B Revolving Credit Commitments, the Amended Credit Agreement and the transactions contemplated thereby are not complete and are subject to, and qualified in their entirety by reference to, the Additional Facility Joinder Agreement and the Amendment Agreement (including in the respective schedules thereto), copies of which will be filed with Liberty Latin America Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2024.

Item 7.01    Regulation FD Disclosure.

The Press Release attached hereto as Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

Item 9.01    Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.	Exhibit Name

99.1	Press Release dated February 4, 2025.
101.SCH	XBRL Inline Taxonomy Extension Schema Document.
101.DEF	XBRL Inline Taxonomy Extension Definition Linkbase.
101.LAB	XBRL Inline Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Inline Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File.* (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY LATIN AMERICA LTD.

By:	/s/ John M. Winter
John M. Winter
Senior Vice President, Chief Legal Officer & Secretary

Date: February 4, 2025